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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 19, 1995, which appears on page 27 of General Automation, Inc.'s Annual Report on Form 10-K/A for the year ended September 30, 1995.


/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP

Costa Mesa, California
July 30, 1996